(Picture Goes Here)

                                                                        SELIGMAN
                                                             -------------------
                                                                      NEW JERSEY
                                                            MUNICIPAL FUND, INC.

                                  ANNUAL REPORT
                               SEPTEMBER 30, 2002

                                 Seeking Income
                              Exempt From Regular
                                   Income Tax
--------------------------------------------------------------------------------

TO  THE  SHAREHOLDERS

Significant volatility in the equity markets helped to make the year ended September 30, 2002 a strong one for municipal bonds. While the weak economy caused New Jersey to struggle with serious fiscal pressures, Seligman New Jersey Municipal Fund was able to return 7.29% for the year ended September 30, 2002, based on the net asset value of Class A shares.

Early in the past year, the US economy began rebounding strongly from 2001's recession. By mid-2002, however, the recovery appeared to be losing steam. While gross domestic product (GDP) grew at a strong annualized rate of 5.0% in the first quarter of 2002, it fell sharply in the second quarter, managing to expand at a 1.3% annual rate. Third-quarter GDP growth was better, coming in at a 3.1% annualized rate. Corporate accounting scandals and geopolitical uncertainty further dampened investors' enthusiasm for equities, causing the stock market to post heavy losses through September. Most recently, durable goods orders dropped and consumer confidence fell sharply.

In response to stock market volatility, an increasing number of investors sought refuge in municipal bonds and other fixed income securities. Even as municipal new issuance soared, investor demand was able to absorb the new supply. As the economic recovery appeared more uncertain and investor demand increased, yields for both US Treasuries and municipal bonds decreased overall for the one-year period. The 10-year Treasury had risen to well over 5.00% in early 2002 due to positive economic signs. On September 30, 2001, the yield on the 10-year Treasury bond was 4.60%, but by September 30, 2002, it had declined to 3.63%. During the same period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a more modest 66-basis-point range, ending the period with yields at a 34-year low. Municipal yields declined less than Treasury yields, and for this reason municipal bonds have become particularly attractive in comparison to Treasury bonds.

On November 6, 2002, the Federal Reserve Board lowered the federal funds rate by 50 basis points to 1.25%. It was the first rate cut of 2002, and it was intended to stimulate economic activity by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. If economic weakness persists, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus.

To varying degrees, the nation's states and municipalities are struggling with fiscal difficulties associated with the weak economy. Like other states, New Jersey has responded to decreased tax revenues by slashing budgets, raising taxes, and tapping reserves. Its financial situation will probably be challenging for some time to come, but, fortunately, investor demand for municipal bonds remains strong.

Against this backdrop of economic uncertainty, the Fund's strategy is to build a portfolio of high-quality bonds. At fiscal year end, 97% of the Fund's portfolio holdings were rated within the three highest rating categories of Moody's and Standard & Poor's. Given its ongoing budgetary difficulties, we are monitoring New Jersey closely for signs of further credit deterioration. We believe our cautious approach has thus far insulated shareholders from the worst of the downturn, and we trust it will continue to do so as the economic recovery strengthens, as we believe it will in 2003.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter.
By  order  of  the  Board  of  Directors,


/s/William  C.  Morris
   William  C.  Morris
   Chairman

                                                                /s/Brian T. Zino
                                                                   Brian T. Zino
                                                                       President
November  8,  2002
--------------------------------------------------------------------------------

INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q: What economic and market factors influenced Seligman New Jersey Municipal Fund during the year ended September 30, 2002?

A: Seligman New Jersey Municipal Fund's current fiscal year began on October 1, 2001, just three weeks after the events of September 11. For the next several weeks, municipal market activity was muted and long-term municipal yields remained stable. On October 31, 2001, the Treasury Department announced the elimination of 30-year Treasury bond auctions, sending municipal bond yields sharply lower. The rally was short-lived, however, as the economy began to exhibit signs of improvement. Long-term municipal yields began a gradual rise, reaching the high for the period in March. As the pace of the recovery slowed during the second half of the Fund's fiscal year, long-term municipal yields moved steadily lower. Currently, municipal bond yields are at a 34-year low. Over the past twelve months, municipal yields fluctuated within a range of 66 basis points. In contrast, the 10-year Treasury experienced more than twice the volatility and the 30-year Treasury more than 1.5 times the volatility.

     During the Fund's fourth fiscal quarter, the decline in Treasury bond yields outpaced the decline in municipal bond yields. As a result, municipal bonds have become particularly attractive to investors in comparison to Treasury bonds. At fiscal year end, long-term municipal bonds, as measured by the Bond Buyer 20-Bond Index, were yielding 124% of the 10-year Treasury bond, a new high for the ratio, and 99% of the 30-year Treasury, the highest level since 1998. For an investor in the highest federal income tax bracket, a municipal bond yield of 4.50% is equivalent to a taxable bond yield of 7.33%. At current ratios, we believe investors in lower tax brackets could potentially benefit from municipal bond ownership.

     The low interest rate environment of the past year sparked a steady increase in municipal issuance that has yet to subside. Year-to-date, total new issue supply is up 28% over the same period last year and is on track to break the previous record set in 1993. New Jersey volume increased a strong 71% due to the issuance of $1.8 billion of Tobacco Settlement bonds. Excluding the tobacco bonds, which comprised almost a quarter of New Jersey issuance, supply was up 31%, in line with the overall market. Demand for municipal bonds has been strong despite the low yield environment. The protracted equity bear market, as well as concerns about economic weakness, mounting corporate accounting scandals, and the war on terrorism, prompted a growing number of investors to seek the relative safety and stability of the municipal market.

     While we believe that the recession is technically over, economic growth remains weak, and states and municipalities are experiencing severe budget deficits as a result of sharp declines in tax revenue. In 2002, the major credit-rating agencies downgraded state of New Jersey general obligation debt due to serious revenue shortfalls. In order to close substantial budget gaps, the state enacted various spending cuts and tax increases, but relied to a large degree on non-recurring revenues such as Tobacco Securitization Bonds and transfers from reserve accounts. New Jersey will continue to face structural budget gaps for the immediate future and a comprehensive plan to permanently address the structural problem must be developed in order to regain long-term stability.

     For the quarter ended September 30, 2002, Moody's Investors Service reported that overall rating upgrades exceeded downgrades by a ratio of 4.4 to 1. Standard & Poor's downgraded more issuers than they upgraded, for a ratio of 1.2 to 1. The health care sector continued to experience more down-grades than upgrades, but the trend is improving as the industry stabilizes. The nation's airlines, already struggling prior to September 11, continue to suffer credit deterioration. Valuations are at new lows for many carriers and the outlook for most airlines remains negative. Airport bonds have fared much better due to a broader source of revenue. The Fund has no exposure to airline or airport debt.

Q:   What  was  your  investment  strategy  during  this  time?

A: Our strategy for the past 12 months has been consistent with our positive interest rate and municipal market outlook. New purchases were concentrated in long-term bonds in order to maximize price appreciation potential as yields declined. To further improve Fund duration, short-call positions were reduced.

     In late July, we made the decision to increase the Fund's cash position. In our opinion, municipal valuations had become artificially high due to exceptionally robust demand for municipal securities. At the time we initiated our sell program, long-term municipal yields were at the lowest level since November despite market and economic conditions that would ordinarily have raised concerns of an increasing yield environment. While growth remains sluggish, the economy is, nevertheless, expanding. The price of oil has risen sharply in 2002, posing a potential risk to the rate of inflation. Lastly, burgeoning Treasury borrowing needs could spark an increase in interest rates when the current "flight-to-quality" demand for Treasury bonds weakens. It is our intention to maintain cash at current levels until we believe long-term municipal yields better reflect municipal market fundamentals.

     During the past year, a number of health care holdings were sold due to declines in creditworthiness, as well as to the failure on the part of some issuers to meet continuing disclosure requirements. We have attempted to maintain health care weightings by replacing bonds sold with stronger health care credits. For some time now, health care bond yields have exceeded those of most other sectors. Performance results for the health care sector have been strong during 2002.

Q:   What  is  your  outlook?

A: Consumer confidence has been weakening, falling to its lowest level since November 1993 before recovering somewhat. As consumer spending is key to any meaningful recovery, we remain cautiously optimistic with respect to near-term prospects for the economy. Over the long term, however, our outlook remains positive. We will continue to position the Fund's portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. Nevertheless, given the relative attractiveness of municipal bonds in comparison to taxable bonds, municipal bonds would likely outperform taxable bonds in a rising yield environment.

     Municipal bond funds continue to provide many investors with a significant yield advantage over taxable bond funds. In addition, municipals provide needed diversification, given the volatility in the equity market. While the stock market has historically provided superior investment returns in comparison to municipal investments, investors have been exposed to considerably higher risk in exchange for the extra performance. By adding municipal securities to the investment mix, risk profiles can be appreciably reduced. In terms of risks for credit default, we believe the highest-rated municipal bonds are second only to US government bonds. We believe that distinction is unlikely to change despite the current challenges facing municipal issuers.
--------------------------------------------------------------------------------

PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY


This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Municipal Fund Class A shares with and without the initial 4.75% maximum sales charge for the 10-year period ended September 30, 2002, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period, and assumes that all distributions within the period are reinvested in additional shares. The performances of Seligman New Jersey Municipal Fund Class C and Class D shares are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics. Past performance is not indicative of future investment results.



SELIGMAN NEW JERSEY MUNICIPAL FUND

                                                 CLASS A
                                     ------------------------------
                                      WITH      WITHOUT
DATE                                  LOAD       LOAD      LEHMAN
----------------------------------  ---------  ---------  ---------
30-SEP-92                            9,520.29  10,000.00  10,000.00
31-DEC-92                            9,700.71  10,189.50  10,182.00
31-MAR-93                           10,074.91  10,582.56  10,559.75
30-JUN-93                           10,469.53  10,997.05  10,905.06
30-SEP-93                           10,833.81  11,379.69  11,273.65
31-DEC-93                           10,901.06  11,450.32  11,431.48
31-MAR-94                           10,287.19  10,805.52  10,803.89
30-JUN-94                           10,347.26  10,868.61  10,923.81
30-SEP-94                           10,373.68  10,896.35  10,998.10
31-DEC-94                           10,230.27  10,745.72  10,839.72
31-MAR-95                           10,923.70  11,474.09  11,606.09
30-JUN-95                           11,139.32  11,700.59  11,885.80
30-SEP-95                           11,387.07  11,960.82  12,228.11
31-DEC-95                           11,822.83  12,418.52  12,731.91
31-MAR-96                           11,618.00  12,203.37  12,577.85
30-JUN-96                           11,737.29  12,328.67  12,674.70
30-SEP-96                           11,998.22  12,602.74  12,966.22
31-DEC-96                           12,224.71  12,840.64  13,296.86
31-MAR-97                           12,158.78  12,771.38  13,266.27
30-JUN-97                           12,546.66  13,178.80  13,723.96
30-SEP-97                           12,952.84  13,605.44  14,138.42
31-DEC-97                           13,316.70  13,987.64  14,521.58
31-MAR-98                           13,450.35  14,128.01  14,688.57
30-JUN-98                           13,677.05  14,366.13  14,911.84
30-SEP-98                           14,101.42  14,811.88  15,369.63
31-DEC-98                           14,116.48  14,827.70  15,461.85
31-MAR-99                           14,210.27  14,926.22  15,599.46
30-JUN-99                           13,951.58  14,654.50  15,323.35
30-SEP-99                           13,671.86  14,360.68  15,262.06
31-DEC-99                           13,328.98  14,000.54  15,143.01
31-MAR-00                           13,824.65  14,521.18  15,586.70
30-JUN-00                           14,019.96  14,726.33  15,822.06
30-SEP-00                           14,373.59  15,097.78  16,204.96
31-DEC-00                           15,094.86  15,855.40  16,913.11
31-MAR-01                           15,404.93  16,181.08  17,288.58
30-JUN-01                           15,527.21  16,309.53  17,400.96
30-SEP-01                           15,777.79  16,572.73  17,889.93
31-DEC-01                           15,698.11  16,489.03  17,780.80
31-MAR-02                           15,817.57  16,614.50  17,947.94
30-JUN-02                           16,274.91  17,094.88  18,604.83
30-SEP-02                           16,954.00  17,808.00  19,488.56

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002




                                                      AVERAGE ANNUAL
                               ------------------------------------------------------------
                                                                        CLASS C     CLASS D
                                                                         SINCE       SINCE
                                     SIX         ONE    FIVE     10    INCEPTION   INCEPTION
                                    MONTHS*      YEAR   YEARS   YEARS  5/27/1999    2/1/1994
                               --------------   -----  ------  ------  ---------   ---------
CLASS A**
With Sales Charge                     1.98%     2.21%   4.46%   5.42%     n/a         n/a
Without Sales Charge                  7.01      7.29    5.49    5.94      n/a         n/a
CLASS C**
With Sales Charge and CDSC            4.51      4.43    n/a      n/a     4.37%        n/a
Without Sales Charge and CDSC         6.50      6.54    n/a      n/a     4.70         n/a
CLASS D**
With 1% CDSC                          5.50      5.54    n/a      n/a      n/a         n/a
Without CDSC                          6.50      6.54    4.70     n/a      n/a        4.39%
LEHMAN BROTHERS
   MUNICIPAL BOND INDEX***            8.58      8.93    6.63    6.90%    7.01+%      6.21++


NET  ASSET  VALUE                                               DIVIDEND,  CAPITAL  GAIN,  AND  YIELD  INFORMATION
                                                                For  Periods  Ended  September  30,  2002
                                                                                              CAPITAL
                             9/30/2002    3/31/2002   9/30/2001                DIVIDENDS(*)   GAIN(*)    YIELD(*)(*)
                           ------------  ----------  ----------                -------------  ---------  -----------
CLASS A                    $      7.65   $     7.30  $     7.44  CLASS A       $      0.311  $    0.005        3.33%
CLASS C                           7.74         7.39        7.52  CLASS C              0.255       0.005        2.72
CLASS D                           7.74         7.39        7.52  CLASS D              0.255       0.005        2.74

HOLDINGS BY MARKET SECTOR                                        MOODYRATINGS
Revenue Bonds                       94%                          Aaa/AAA                 52%
General Obligation Bonds             6                           Aa/AA                   15
                                                                 A/A                     30
WEIGHTED AVERAGE MATURITY   24.3 years                           Baa/BBB                  3

---------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
*** Return figures reflect any change in price and assume all distributions within the period are reinvested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Return figures doe not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.
*** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
+    From  5/31/99.
++   From  1/31/94.
(*) Represents per share amount paid or declared for the year ended September 30, 2002.
(*)(*) Current yield, representing the annualized yield for the 30-day period ended September 30, 2002, has been computed in accordance with SEC regulations and will vary.
# Percentages based on market values of long-term holdings at September 30, 2002.

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
September  30,  2002




FACE                                                                                           RATINGS+      MARKET
AMOUT                                                  MUNICIPAL BONDS                           MOODY        VALUE
                                                                                              -----------  -----------
2,000,000                       Delaware River & Bay Authority Rev., 53/4% due 1/1/2029      Aaa/AAA      $ 2,260,300
2,500,000                       Middletown, NJ Board of Education School GOs,
                                   5.80% due 8/1/2019(*)                                     Aaa/AAA        2,887,925
2,000,000                       New Jersey Economic Development Authority Rev.
                                  (The Trustees of the Lawrence School Project),
                                  53/4% due 7/1/2016                                         Aa2/NR         2,267,040
3,000,000                       New Jersey Economic Development Authority Gas
                                  Facilities Rev. (NUI Corporation Project),
                                  5.70% due 6/l/2032*                                        Aaa/AAA        3,214,650
2,900,000                       New Jersey Economic Development Authority
                                  Sewage Facilities Rev. (Anheuser-Busch Project),
                                  5.85% due 12/l/2030*                                       A1/A+          3,060,022
2,500,000                       New Jersey Economic Development Authority
                                  Water Facilities Rev. (Middlesex Water Co. Project),
                                  5.35% due 2/1/2038*                                        Aaa/AAA        2,614,525
3,000,000                       New Jersey Economic Development Authority Water
                                  Facilities Rev. (New Jersey American Water Co., Inc.),
                                  53/8% due 5/l/2032*                                        Aaa/AAA        3,152,640
3,000,000                       New Jersey Educational Facilities Financing Authority Rev.
                                  (Institute for Advanced Study), 5% due 7/l/2021            Aaa/AAA        3,107,370
2,000,000                       New Jersey Health Care Facilities Financing Authority Rev.
                                  (Atlantic City Medical Center), 53/4% due 7/1/2025         A3/A-          2,088,580
2,255,000                       New Jersey Health Care Facilities Financing Authority Rev
                                 .(Meridian Health System Obligated Group),
                                  53/8% due 7/l/2024                                         Aaa/AAA        2,404,033
2,450,000                       New Jersey Health Care Facilities Financing Authority Rev.
                                  (Hackensack University Medical Center), 6% due 1/1/2034    A2/NR          2,581,614
2,500,000                       New Jersey Highway Authority (Garden State Parkway
                                  Senior Parkway Rev.), 55/8% due 1/1/2030                   Al/AA-         2,734,150
1,500,000                       New Jersey Housing & Mortgage Finance Agency
                                  (Home Buyer Rev.), 6% due 10/l/2021*                       Aaa/AAA        1,590,915
370,000                         New Jersey Housing & Mortgage Finance Agency
                                  (Home Buyer Rev.), 5.90% due 10/1/2029*                    Aaa/AAA          388,922
300,000                         New Jersey Housing & Mortgage Finance Agency
                                  (Multi-Family Housing Rev.),
                                  53/4% due 5/1/2025                                         Aaa/AAA          320,835
1,500,000                       New Jersey Housing & Mortgage Finance Agency
                                  (Multi-Family Housing Rev.),
                                  6.35% due 11/l/2031*                                       Aaa/AAA        1,618,200

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
(*)  Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
September  30,  2002




FACE                                                                                           RATINGS+      MARKET
AMOUT                                                  MUNICIPAL BONDS                           MOODY        VALUE
-----                                                 ----------------                      -----------  -----------

$2,000,000                      New Jersey Transportation Trust Fund Authority,
                                  5% due 12/15/2021                                          Aaa/AAA      $ 2,106,960
3,000,000                       Port Authority of New York & New Jersey
                                  Consolidated Rev., 53/4% due 6/15/2030                     A1/AA-         3,218,640
1,500,000                       Puerto Rico Highway & Transportation Authority Rev.,
                                  51/2% due 7/1/2036                                         Baa1/A         1,660,935
2,300,000                       Rutgers State University, NJ, 5.20% due 5/1/2027             Aa3/AA         2,393,058
2,500,000                       Salem County, NJ Pollution Control Financing Authority
                                  Waste Disposal Rev. (E. I. duPont de Nemours & Co.),
                                  61/8% due 7/15/2022*                                       Aa3/AA-        2,553,850
1,250,000                       South Jersey Port Corporation, NJ Marine Terminal Rev.,
                                  5.60% due l/l/2023                                         NR/A           1,278,275
TOTAL MUNICIPAL BONDS
    (Cost $45,770,556) - 88.8%                                                                             49,503,439

                                     VARIABLE RATE DEMAND NOTES
                                ------------------------------------------------
200,000                         Lehigh County, PA General Purpose Authority Rev.
                                  (Lehigh Valley Hospital) due 7/1/2028                      VMIG-1/NR        200,000
200,000                         Missouri State Health & Educational Facilities
                                  Authority Health Facility Rev. (Cox Health System)
                                  due 6/1/2022                                               VMIG-1/A-1+      200,000
1,200,000                       Monroe County, GA Development Authority
                                  Pollution Control Rev.
                                  (Georgia Power Company) due 7/1/2025                       VMIG-1/NR      1,200,000
900,000                         New York City, NY GOs due 8/1/2016                           VMIG-1/A-1+      900,000
200,000                         New York City, NY GOs due 8/1/2019                           VMIG-1/A-1+      200,000
500,000                         New York City, NY GOs due 10/1/2021                          VMIG-1/A-1+      500,000
1,000,000                       New York City, NY GOs due 11/1/2024                          VMIG-1/A-1+    1,000,000
500,000                         New York State Energy Research & Development
                                  Authority Pollution Control Rev. (Niagara Mohawk)
                                  due 7/1/2015                                               NR/A-1+          500,000
                                                                                                          -----------
TOTAL VARIABLE RATE
   DEMAND NOTES
   (Cost $4,700,000) -- 8.4%                                                                                4,700,000
                                                                                                          -----------
OTHER ASSETS
   LESS LIABILITIES -- 2.8%                                                                                 1,531,952
                                                                                                          -----------
NET ASSETS -- 100.0%                                                                                      $55,735,391
                                                                                                          ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES
September  30,  2002




ASSETS:
Investments, at value:
   Long-term holdings (cost $45,770,556)                                           $49,503,439
   Short-term holdings (cost $4,700,000)                                             4,700,000       $54,203,439
                                                                                   -----------
Cash                                                                                                      78,138
Receivable for securities sold                                                                           620,271
Interest receivable                                                                                      827,760
Receivable for Capital Stock sold                                                                        234,846
Expenses prepaid to shareholder service agent                                                             10,108
Other                                                                                                      1,722
                                                                                                     -----------
TOTAL ASSETS                                                                                          55,976,284
                                                                                                     -----------

LIABILITIES:
Dividends payable                                                                                         94,209
Payable to the Manager                                                                                    22,674
Payable for Capital Stock repurchased                                                                      8,993
Accrued expenses and other                                                                               115,017
                                                                                                     -----------
TOTAL LIABILITIES                                                                                        240,893
                                                                                                     -----------
NET ASSETS                                                                                           $55,735,391
                                                                                                     -----------

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
   7,275,513 shares outstanding):
   Class A                                                                                           $     6,441
   Class C                                                                                                   658
   Class D                                                                                                   176
Additional paid-in capital                                                                            51,853,937
Undistributed net investment income                                                                       67,610
Undistributed net realized gain                                                                           73,686
Net unrealized appreciation of investments                                                             3,732,883
                                                                                                     -----------
NET ASSETS                                                                                           $55,735,391
                                                                                                     ===========

NET ASSET VALUE PER SHARE:
CLASS A ($49,273,871  6,440,672 shares)                                                              $      7.65
                                                                                                     ===========
CLASS C ($5,095,968  658,407 shares)                                                                 $      7.74
                                                                                                     ===========
CLASS D ($1,365,552  176,434 shares)                                                                 $      7.74
                                                                                                     ===========

---------------
See  notes  to  financial  statements.
--------------------------------------------------------------------------------

STATEMENT  OF  OPERATIONS
For  the  Year  Ended  September  30,  2002

INVESTMENT  INCOME:



INTEREST                                                          $2,760,883
EXPENSES:
Management fee                                        $  262,186
Distribution and service fees                            138,651
Shareholder account services                             109,981
Auditing and legal fees                                   27,500
Shareholder reports and communications                    13,305
Registration                                              10,159
Custody and related services                               9,628
Directorsfees and expenses                                 1,770
Miscellaneous                                              3,978
                                                      ----------
Total Expenses                                                       577,158
                                                                  ----------
Net Investment Income                                              2,183,725
Net realized and unrealized
   gain on investments:
Net realized gain on investments                         108,418
Net change in unrealized appreciation of investments   1,455,258
                                                      ----------
Net Gain on Investments                                            1,563,676
                                                                  ----------
Increase in Net Assets from Operations                            $3,747,401
                                                                  ==========

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------


STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                                               YEAR ENDED SEPTEMBER 30,
                                                                                             --------------------------
OPERATIONS:                                                                                        2002                 2001
                                                                                              ------------------    ------------
Net investment income                                                                           $       2,183,725   $ 2,172,051
Net realized gain on investments                                                                          108,418        84,788
Net change in unrealized
   appreciation of investments                                                                          1,455,258     2,363,989
                                                                                                      ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                                  3,747,401     4,620,828
                                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                             (2,034,821)   (2,106,850)
   Class C                                                                                                (88,189)      (26,539)
   Class D                                                                                                (42,441)      (38,662)
Net realized long-term gain on investments:
   Class A                                                                                                (33,012)     (281,261)
   Class C                                                                                                   (907)       (2,345)
   Class D                                                                                                   (813)       (6,043)
                                                                                                        ----------  ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                                              (2,200,183)   (2,461,700)
                                                                                                      ------------  ------------
                                                                          SHARES
                                                               -------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                                -------------------------
CAPITAL SHARE TRANSACTIONS:                                           2002       2001
                                                               ---------------  ---------
Net proceeds from sales of shares:
   Class A                                                         270,368    359,096                   2,007,017     2,649,895
   Class C                                                         491,064    107,728                   3,699,355       803,110
   Class D                                                          15,392     41,431                     115,543       308,562
Shares issued in payment of dividends:
   Class A                                                         157,675    161,379                   1,169,666     1,185,380
   Class C                                                           7,097      2,229                      53,452        16,619
   Class D                                                           3,842      4,167                      28,837        30,980
Exchanged from associated Funds:
   Class A                                                          86,850    129,108                     641,607       952,011
   Class C                                                          30,960     21,777                     232,260       157,375
   Class D                                                          16,282     27,355                     122,436       204,530
Shares issued in payment of gain distributions:
   Class A                                                           3,324     29,467                      24,701       209,478
   Class C                                                              99        318                         744         2,285
   Class D                                                              90        719                         677         5,167
                                                                -----------  ---------                  ----------  ------------
Total                                                            1,083,043    884,774                   8,096,295     6,525,392
                                                                -----------  ---------                  ----------  ------------
Cost of shares repurchased:
   Class A                                                        (665,974)  (612,291)                 (4,944,758)   (4,483,605)
   Class C                                                         (28,752)    (3,426)                   (214,342)      (25,185)
   Class D                                                         (19,505)   (35,856)                   (144,588)     (265,671)
Exchanged into associated Funds:
   Class A                                                         (24,308)   (45,829)                   (180,930)     (334,807)
   Class C                                                          (2,504)   (15,583)                    (18,813)     (115,955)
   Class D                                                          (5,562)   (10,128)                    (41,997)      (76,046)
                                                                -----------  ---------                  ----------  ------------
Total                                                             (746,605)  (723,113)                 (5,545,428)   (5,301,269)
                                                                -----------  ---------                  ----------  ------------
INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                                      336,438    161,661                   2,550,867     1,224,123
                                                                ===========  =========                 ===========  ============
INCREASE IN NET ASSETS                                                                                  4,098,085     3,383,251
NET ASSETS:
Beginning of year                                                                                      51,637,306    48,254,055
                                                                                                       -----------  ------------
END OF YEAR (including
   undistributed net investment
   income of $67,610 and $0, respectively)                                                      $      55,735,391   $51,637,306
                                                                                                       ===========  ============

---------------
See  Notes  to  Financial  Statements.
--------------------------------------------------------------------------------


NOTES  TO  FINANCIAL  STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman New Jersey Municipal Fund (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

     B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

          Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2002, the interest rates paid on these notes ranged from 1.90% to 2.10%.

     D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2002, distribution and service fees were the only class-specific expenses.

     E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. At September 30, 2002, undistributed income for federal income tax purposes was $0.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 amounted to $6,486,750 and $8,015,042 respectively.

          At September 30, 2002, the cost of investments for federal income tax purposes was $45,711,630. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $58,926. The tax basis gross unrealized appreciation and depreciation of investments amounted to $3,791,809 and $0, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

          Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $5,761 for sales of Class A shares. Commissions of $40,158 and $22,965 were paid to dealers for sales of Class A and Class C shares, respectively.

          The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2002, fees incurred aggregated $100,223, or 0.21% per annum of the average daily net assets of Class A shares.

          Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2002, fees incurred under the Plan amounted to $25,896 and $12,532, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

          The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2002, such charges amounted to $339.

          Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2002, Seligman Services, Inc. received commissions of $950 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $11,783 pursuant to the Plan.

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $109,981 for shareholder account services in accordance with a methodology approved by the Fund's trustees.

          Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

          Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (losses) accrued thereon is included in directors' fees and expenses and the accumulated balance at September 30, 2002, of $19,204 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2002, the Fund did not borrow from the credit facility.

6. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $49,336 increase to cost of investments and undistributed net investment income and a corresponding $49,336 decrease in net unrealized appreciation, based on securities held by the Fund on September 30, 2001.

          The effect of this change for the year ended September 30, 2002 (for financial reporting purposes only), was to increase net investment income by $18,274; decrease net realized gain on investments by $8,684 and decrease net change in unrealized appreciation by $9,590. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.




                               CLASS A                                                  CLASS C
                           ---------------                                          ---------------
                             YEAR ENDED                                               YEAR ENDED                        5/27/99*
                            SEPTEMBER 30,                                            SEPTEMBER 30,                         TO
                                                                                    ---------------                    -----------
                                2002          2001      2000      1999      1998         2002         2001     2000     9/30/1999
                           ---------------  --------  --------  --------  --------  ---------------  -------  -------  -----------
PER SHARE DATA:
NET ASSET VALUE,              $   7.44      $  7.12   $  7.13   $  7.78   $  7.56   $         7.52   $ 7.20   $ 7.22   $     7.58
                                -------     --------  --------  --------  --------  ---------------  -------  -------  -----------
   BEGINNING
   OF PERIOD
INCOME FROM
   INVESTMENT
   OPERATIONS:
Net investment income*            0.31         0.32      0.33      0.33      0.35             0.26     0.27     0.28         0.09
Net realized and
   unrealized gain (loss)
   on investments*                0.22         0.36      0.02     (0.55)     0.30             0.23     0.36     0.01        (0.36)
                                -------     --------  --------  --------  --------  ---------------  -------  -------  -----------
TOTAL FROM
   INVESTMENT
   OPERATIONS                     0.53         0.68      0.35     (0.22)     0.65             0.49     0.63     0.29        (0.27)
                                -------     --------  --------  --------  --------  ---------------  -------  -------  -----------
LESS DISTRIBUTIONS:
Dividends from net
   investment income             (0.31)       (0.32)    (0.33)    (0.33)    (0.35)           (0.26)   (0.27)   (0.28)       (0.09)
Distributions from net
   realized capital gain         (0.01)       (0.04)    (0.03)    (0.10)    (0.08)           (0.01)   (0.04)   (0.03)          --
                                -------     --------  --------  --------  --------  ---------------  -------  -------  -----------
TOTAL DISTRIBUTIONS              (0.32)       (0.36)    (0.36)    (0.43)    (0.43)           (0.27)   (0.31)   (0.31)       (0.09)
                                -------     --------  --------  --------  --------  ---------------  -------  -------  -----------
NET ASSET VALUE,              $   7.65       $  7.44   $  7.12   $  7.13   $  7.78   $         7.74   $ 7.52   $ 7.20   $     7.22
                              =========     ========  ========  ========  ========  ===============  =======  =======  ===========
   END OF PERIOD
TOTAL RETURN:                     7.29%        9.77%     5.13%    (3.05)%    8.87%            6.54%    8.89%    4.20%       (3.33)%
RATIOS/
   SUPPLEMENTAL
   DATA:
Net assets,
   end of period
   (000s omitted)             $   49,274     $49,182   $46,918   $52,992   $61,739   $        5,096   $1,207   $  341   $      127
Ratio of expenses to
   average net assets              1.04%       1.14%     1.12%     1.07%     1.02%            1.84%    1.89%    1.87%      1.82%+
Ratio of net income to
   average net assets*             4.23%       4.34%     4.71%     4.35%     4.54%            3.44%    3.59%    3.96%      3.71%+
Portfolio turnover rate           13.02%       1.06%    18.08%     5.55%    23.37%           13.02%    1.06%   18.08%     5.55%++


---------------
See  footnotes  on  page  15.
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS




                                                                             CLASS D
                                                           --------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------
                                                               2002         2001     2000     1999     1998
                                                            ---------      -------  -------  -------  -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $  7.52     $ 7.20   $ 7.22   $ 7.86   $ 7.64
                                                              -------     -------  -------  -------  -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(*)                                         0.26       0.27     0.28     0.27     0.29
Net realized and unrealized gain (loss)
on investments(*)                                                0.23       0.36     0.01    (0.54)    0.30
                                                              -------     -------  -------  -------  -------

TOTAL FROM INVESTMENT OPERATIONS                                 0.49       0.63     0.29    (0.27)    0.59
                                                              -------     -------  -------  -------  -------

LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.26)     (0.27)   (0.28)   (0.27)   (0.29)
Distributions from net realized capital gain                    (0.01)     (0.04)   (0.03)   (0.10)   (0.08)
                                                              -------     -------  -------  -------  -------


TOTAL DISTRIBUTIONS                                             (0.27)     (0.31)   (0.31)   (0.37)   (0.37)
                                                              -------     -------  -------  -------  -------

NET ASSET VALUE, END OF PERIOD                                $  7.74     $ 7.52   $ 7.20   $ 7.22   $ 7.86
                                                              =======     ======   =======  ======   =======

TOTAL RETURN:                                                   6.54%       8.89%    4.20%   (3.57)%   7.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $  1,366      $1,248   $  995   $1,550   $1,582
Ratio of expenses to average net assets                         1.84%       1.89%    1.87%    1.82%    1.80%
Ratio of net income to average net assets(*)                    3.44%       3.59%    3.96%    3.60%    3.76%
Portfolio turnover rate                                        13.02%       1.06%   18.08%    5.55%   23.37%

---------------
*    Commencement  of  offering  of  Class  C  shares.
+    Annualized.
++   For  the  period  from  May  27,  1999  to  September  30,  1999.
(*) The effect of the accounting change in Note 6, for the year ended September 30, 2002, on net investment income per share and net realized and unrealized loss on investments per share was less than $0.01 for each share class and increased the ratio of net income to average net assets of each share class by 0.03%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.
See  notes  to  financial  statements.
--------------------------------------------------------------------------------

REPORT  OF  INDEPENDENT  AUDITORS

THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS,
SELIGMAN  NEW  JERSEY  MUNICIPAL  FUND,  INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. (the "Fund") as of September 30, 2002, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
November  8,  2002
--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

INDEPENDENT  DIRECTORS




                                                                                                                      NUMBER OF
                      TERM OF                                                                                       PORTFOLIOS IN
NAME, (AGE),         OFFICE AND                                                                                         FUND
POSITION(S)          LENGTH OF                                                                                         COMPLEX
HELD                    TIME                               PRINCIPAL OCCUPATION(S) DURING                             OVERSEEN
WITH FUND(*)          SERVED#                   PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                 BY DIRECTOR
John R.             1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;                     61
Galvin (73)2,4                    Director or Trustee of each of the investment companies of the Seligman
Director                          Group of Funds+; and Chairman Emeritus, American Council on Germany.
                                  Formerly, Governor of the Center for Creative Leadership; Director,
                                  Raytheon Co. (defense and commercial electronics) and a Trustee of the
                                  Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin
                                  was the Supreme Allied Commander, Europe and the Commander-in-Chief,
                                  United States European Command.

Alice S.            1991 to Date  President Emeritus, Sarah Lawrence College; Director or Trustee of each of                   61
Ilchman (67)3,4                   the investment companies of the Seligman Group of Funds+; Director,
Director                          Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization)
                                  and the Committee for Economic Development; a Governor of the Court of
                                  Governors, London School of Economics; and Director, Public Broadcasting
                                  Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A.            1995 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee                      61
McPherson (69)3,4                 Corporation (diversified energy company); Director or Trustee of each of
Director                          the investment companies of the Seligman Group of Funds+; Director,
                                  ConocoPhillips (oil and gas exploration and production); Integris Health
                                  (owner of various hospitals); BOK Financial (bank holding company);
                                  Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
                                  Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma
                                  City Public Schools Foundation and Oklahoma Foundation for
                                  Excellence in Education. Formerly, Director, Kimberly-Clark
                                  Corporation (consumer products).

John E.             1988 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);                         61
Merow (72)2,4                     Director or Trustee of each of the investment companies of the Seligman
Director                          Group of Funds+; Director, Commonwealth Industries, Inc.
                                  (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art
                                  Society of New York; Trustee and Secretary, the U.S. Council for
                                  International Business; Trustee and Vice Chairman, New York-
                                  Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian
                                  Hospital; and Member of the American Law Institute and Council
                                  on Foreign Relations.

---------------
See footnotes on page 20.

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

INDEPENDENT  DIRECTORS (continued)





                                                                                                                  NUMBER OF
                    TERM OF                                                                                     PORTFOLIOS IN
NAME, (AGE),       OFFICE AND                                                                                       FUND
POSITION(S)        LENGTH OF                                                                                       COMPLEX
HELD                  TIME                              PRINCIPAL OCCUPATION(S) DURING                            OVERSEEN
WITH FUND(*)        SERVED#                  PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                BY DIRECTOR

BETSY S.          1988 to Date  Attorney; Director or Trustee of each of the investment companies of the                   61
MICHEL (60)2,4                  Seligman Group of Funds+; Trustee, The Geraldine R. Dodge Foundation
Director                        (charitable foundation) and World Learning, Inc. (charitable foundation)
                                Formerly, Chairman of the Board of Trustees of St. GeorgeSchool
                                                                                                (Newport, RI).

LEROY C.          2000 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library                 60
RICHIE (61)2,4                  of technical standards); Director or Trustee of each of the investment
Director                        companies of the Seligman Group of Funds (except Seligman Cash
                                Management Fund, Inc.)+; Director, Kerr-McGee Corporation
                                (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan
                                Economic Development Corp. Formerly, Trustee, New York
                                University Law Center Foundation; Vice Chairman, Detroit Medical
                                Center and the Detroit Economic Growth Corp.; and Chairman and
                                Chief Executive Officer, Capital Coating Technologies, Inc.
                                (applied coating technologies). From 1990 through 1997,
                                Mr. Richie was Vice President and General Counsel,
                                Automotive Legal Affairs, of Chrysler Corporation

JAMES Q.          1991 to Date  Director or Trustee of each of the investment companies of the Seligman Group              61
RIORDAN (75)3,4                 of Funds+; Director or Trustee, The Houston Exploration Company (oil
Director                        exploration) and the Committee for Economic Development. Formerly,
                                Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee,
                                Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones
                                & Company, Inc. (business and financial news company) and
                                Public Broadcasting Service (PBS).

ROBERT L.         1988 to Date  Retired Vice President, Pfizer Inc. (pharmaceuticals); Director                            61
SHAFER (70)3,4                  or Trustee of each of the investment companies of the
Director                        Seligman Group of Funds+. From 1987 through 1997,
                                Director, USLIFE Corporation (life insurance).

JAMES N.          1993 to Date  Retired Executive Vice President and Chief Operating Officer,                              61
WHITSON (67)2,4                 Sammons Enterprises, Inc. (a diversified holding company);
Director                        Director or Trustee of each of the investment companies of the Seligman Group of Funds+; Director and Consultant,
                                Sammons Enterprises, Inc.; Director, C-SPAN (cable
                                television network) and CommScope, Inc. (manufacturer
                                of coaxial cable).

---------------
See footnotes on page 20.

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

INTERESTED  DIRECTORS  AND  PRINCIPAL  OFFICERS




                                                                                                                  NUMBER OF
                      TERM OF                                                                                   PORTFOLIOS IN
NAME, (AGE),         OFFICE AND                                                                                     FUND
POSITION(S)          LENGTH OF                                                                                     COMPLEX
HELD                    TIME                            PRINCIPAL OCCUPATION(S) DURING                            OVERSEEN
WITH FUND(*)          SERVED#                PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                BY DIRECTOR

WILLIAM C.                 1988  Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Chief Executive               61
MORRIS (64)*1        to          Officer of each of the investment companies of the Seligman Group of Funds+;
Director, Chairman   Date        Chairman, Seligman Advisors, Inc., Seligman Services, Inc. (broker-dealer)
of  the Board and                and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and
Chief Executive                  Director, Seligman Data Corp. and Kerr-McGee Corporation
Officer                          (diversified energy company).

BRIAN T. ZINO        Dir. 1993   Director and President, J. & W. Seligman & Co. Incorporated; President of                 61
(50)*1               to Date     each of the investment companies of the Seligman Group of Funds, with
Director             Pres: 1995  the exception of Seligman Quality Municipal Fund, Inc. and Seligman
and President        to Date     Select Municipal Fund, Inc.; and Director or Trustee of each of the investment companies of the Seligman Group of Funds+, Seligman
                                 Advisors, Inc., and Seligman Services, Inc.; Chairman, Seligman
                                 Data Corp.; Member of the Board of Governors of the Investment

PAUL C.              May 200     Managing Director and Chief Investment Officer, J. & W. Seligman & Co.                    60
GUIDONE              to Date     Incorporated; Director or Trustee of each of the investment companies of
 (44)*1                          the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)+;
Director                         Member of the Association of Investment Management and Research, the
                                 New York Society of Security Analysts and the London Society of Investment
                                 Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer,
                                 HSBC Asset Management; Managing Director and Chief Investment Officer,
                                 Prudential Diversified Investments.

THOMAS G.           1988         Director and Managing Director, J. & W. Seligman & Co. Incorporated;                  N/A
MOLES (60)           to          Vice President and Portfolio Manager, Seligman Municipal Fund Series, Inc.,
Vice President and   Date        Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
Portfolio Manager                Municipal Fund Series; President and Portfolio Manager, Seligman Quality
                                 Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., closed-end investment companies; and Director, Seligman Advisors, Inc and Seligman Services, Inc.

THOMAS G.            2000        Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,                  N/A
ROSE (44)            to          Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of
Vice President       Date        each of the investment companies of the Seligman Group of Funds+,
                                 Seligman Services, Inc. and Seligman International, Inc. Formerly,
                                 Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

---------------
See footnotes on page 20.

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

INTERESTED  DIRECTORS  AND  PRINCIPAL  OFFICERS  (continued)




                                                                                                    NUMBER OF
                   TERM OF                                                                        PORTFOLIOS IN
NAME, (AGE),     OFFICE AND                                                                           FUND
POSITION(S)       LENGTH OF                                                                          COMPLEX
HELD                TIME                        PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN
WITH FUND(*)       SERVED#           PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION          BY DIRECTOR

LAWRENCE P.      VP: 1992     Senior Vice President and Treasurer, Investment Companies,                 N/A
VOGEL (46)       to Date      J. & W. Seligman & Co. Incorporated; Vice President and
Vice Presiden    Treas: 2000  Treasurer of each of the investment companies of the Seligman
and              to Date      Group of Funds+; Treasurer, Seligman Data Corp. Formerly,
Treasurer                     Senior Vice President, Finance, J. & W. Seligman & Co.
                              Incorporated, Seligman Advisors, Inc. and Seligman Data
                              Corp.; Vice President, Seligman Services, Inc. and
                              Vice President and Treasurer, Seligman International, Inc.
                              and Treasurer, Seligman Henderson Co.

FRANK J. NASTA   1994         General Counsel, Senior Vice President, Law and Regulation                 N/A
(38)              to          and Corporate Secretary, J. & W. Seligman & Co. Incorporated;
Secretary        Date         Secretary of each of the investment companies of the Seligman
                              Group of Funds+, Seligman Advisors, Inc., Seligman Services, Inc.,
                              Seligman International, Inc. and Seligman Data Corp. Formerly,
                              Corporate Secretary, Seligman Henderson Co.



The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

-------------
* The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
# Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:   1  Executive  Committee
          2  Audit  Committee
          3  Director  Nominating  Committee
          4  Board  Operations  Committee

--------------------------------------------------------------------------------
FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.  Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  llp

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017
website:  www.seligman.com


IMPORTANT TELEPHONE NUMBERS

 (800) 221-2450  Shareholder Services
 (212) 682-7600  Outside the
                 United States
 (800) 622-4597  24-Hour
                 Automated
                 Telephone  Access
                 Service


--------------------------------------------------------------------------------

GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

---------------
Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

--------------------------------------------------------------------------------
                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                 Logo Goes here

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017
                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TECNJ2  9/02